UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05873
                                   ---------

                          FRANKLIN MULTI-INCOME TRUST
                          ---------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
           (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       ------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            ANNUAL REPORT                            |            INCOME
--------------------------------------------------------------------------------

                  FRANKLIN
             MULTI-INCOME TRUST

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE

                                   Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE              Each of our portfolio management groups
                                   operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                   FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                   TEMPLETON. Founded in 1940, Templeton
                                   pioneered international investing and, in
                                   1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                   MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION               Because our management groups work
                                   independently and adhere to distinctly
                                   different investment approaches, Franklin,
                                   Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST          At Franklin Templeton Investments, we seek to
                                   consistently provide investors with
                                   exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

ANNUAL REPORT

Franklin Multi-Income Trust ...............................................    1

Performance Summary .......................................................    5

Annual Shareholders' Meeting ..............................................    6

Dividend Reinvestment and Cash Purchase Plan ..............................    7

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   20

Report of Independent Registered Public Accounting Firm ...................   28

Tax Designation ...........................................................   29

Board Members and Officers ................................................   30

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN MULTI-INCOME TRUST

YOUR FUND'S GOAL: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital as well as growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
Based on Total Investments*
3/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                    52.2%

Utilities Common Stocks            42.5%

Misc. Common & Preferred Stocks     3.3%

Foreign Currency Denominated Bonds  0.5%

Cash & Other Net Assets             1.5%

* Total investments include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Dear Shareholder:

We are pleased to bring you Franklin Multi-Income Trust's annual report for the fiscal year ended March 31, 2005.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Multi-Income Trust delivered cumulative total returns of +14.32% based on change in net asset value and +21.29% based on change in market price on the New York Stock Exchange. For comparison, the Credit Suisse First Boston (CSFB) High Yield Index returned 7.84%, while utilities stocks, as measured by the Standard & Poor's (S&P) Utilities Index, returned 24.60% for the 12 months ended March 31, 2005.(1) You can find the Fund's long-term performance data in the Performance Summary on page 5.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy, with annualized quarterly growth of gross domestic product (GDP) ranging from 4.0% to 3.1% over the past year. In terms of drivers supporting this economic expansion, approximately

(1) Sources: Credit Suisse First Boston; Standard & Poor's Micropal. The CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500 Composite Index. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                               Annual Report | 1

DIVIDEND DISTRIBUTIONS
4/1/04-3/31/05

-----------------------------------------
MONTH                  DIVIDEND PER SHARE
-----------------------------------------
April                          3.50 cents
-----------------------------------------
May                            3.50 cents
-----------------------------------------
June                           3.50 cents
-----------------------------------------
July                           3.50 cents
-----------------------------------------
August                         3.50 cents
-----------------------------------------
September                      3.50 cents
-----------------------------------------
October                        3.50 cents
-----------------------------------------
November                       3.50 cents
-----------------------------------------
December                       3.50 cents
-----------------------------------------
January                        3.50 cents
-----------------------------------------
February                       3.50 cents
-----------------------------------------
March                          3.50 cents
-----------------------------------------
TOTAL                         42.00 CENTS
-----------------------------------------

two-thirds of GDP is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past 12 months, nonfarm payroll data, as well as other indexes, showed growing employment. This, along with 6.0% growth in personal income over the past year, helped consumer spending increase 6.1% (not adjusted for inflation) for the 12 months ended March 31, 2005, which supported U.S. economic growth.(2)

Business spending also rose during the reporting period, contributing to economic growth. For example, annualized nonresidential investment spending recorded double-digit gains for most of the period before experiencing a slowdown in its pace of growth during first quarter 2005. Historically low interest rates and ample cash and liquidity allowed many corporations to increase their capital investment plans to meet expected demand increases.

Domestic inflationary pressures increased over the past 12 months, driven by economic strength as well as rising energy prices, as oil prices neared $57 a barrel.(3) Moreover, although corporate productivity continued to grow, the pace of productivity growth slowed from that of recent years. In this environment, the Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.00% during the reporting period, with expectations for further measured increases continuing in 2005. Nonetheless, with some slack remaining in the labor force and businesses still unable in many industries to pass along significant price increases to the consumer, nominal inflation was relatively contained, as measured by the 2.3% rise in the core Consumer Price Index (CPI), which excludes volatile food and energy costs. Although higher than in the past two calendar years, this matched the core CPI's 10-year average of 2.3%.(2) With the rise in short-term rates, the yield curve flattened during the period; however, longer-term interest rates, as measured by the 10-year U.S. Treasury yield, did increase, with the 10-year yield rising from 3.86% to 4.50% by period-end.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and a history of increasing their dividends.

(2)   Source: Bureau of Labor Statistics.

(3)   Source: Bloomberg Energy/Commodity Service.


2 | Annual Report

MANAGER'S DISCUSSION

During the year under review, the Fund benefited from positive returns in each of its primary asset classes. High yield corporate bonds gained from a strong fundamental environment as well as continued investor interest in higher yielding assets. Due to a continuing economic recovery, the default rate fell to 1.25% in 2004, well below the 4.40% historical average experienced since 1985.(4) Utility stocks benefited from investor preference for dividend paying stocks and a continued low interest rate environment. Many utility companies maintained their "back to basics" strategy, which focused on core, regulated assets and generating shareholder returns through dividend increases or share repurchases.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted positions in wireless telecommunications and chemicals relative to the CSFB High Yield Index.(5) The wireless telecommunications industry benefited from merger and acquisition activity, in particular the merger of Fund holding Nextel Communications with investment grade-rated Sprint. In addition, industry growth remained positive and the feared demise of revenue from roaming charges failed to materialize. The chemicals industry experienced renewed pricing power, as demand for plastics and other chemical end-products improved along with the economy. Since very little new capacity was built during the recent industry downturn, the increase in demand led to higher operating rates, which enabled companies to expand margins in spite of high oil and natural gas costs. In this favorable fundamental environment, several companies, including Fund holdings Nalco, Celanese (BCP Chrystal Holding in the SOI) and Huntsman International Holdings (redeemed during the period), issued equity via initial public offerings.

The Fund's underweighted position in utilities and overweighted position in broadcasting hindered performance in the high yield sector. Utility bonds generated returns greater than that of the overall index. However, the Fund intentionally kept its high yield utility exposure fairly low given its large exposure to that sector through utility stocks. More defensive sectors such as broadcasting underperformed the index during the fiscal year's strong market environment. We held a greater exposure than the index because we preferred broadcasters' free cash flow generation and the asset protection afforded by the value of radio and television stations.

(4) Source: Altman, Dr. Edward, "Default Returns in the High Yield Bond Market," Spring 2005.

(5) In the SOI, the wireless telecommunications industry is part of communications; the chemicals industry is part of process industries.

TOP 10 HOLDINGS
3/31/05

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY                                                     % OF TOTAL
(SECURITY TYPE)                                                    INVESTMENTS*
--------------------------------------------------------------------------------
Exelon Corp.                                                              3.2%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                   2.5%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
Entergy Corp.                                                             2.4%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
TXU Corp.                                                                 2.3%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
FPL Group                                                                 2.2%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
Edison International                                                      2.0%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
Southern Co.                                                              2.0%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
NiSource                                                                  1.9%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
ONEOK                                                                     1.8%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------
FirstEnergy                                                               1.7%
 UTILITIES (STOCK)
--------------------------------------------------------------------------------

* Total investments include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

                                                               Annual Report | 3

UTILITY STOCKS

The Fund's utility exposure remained below the middle of our normal investment range during the year, at 44.0% of the Fund's total net assets excluding long-term debt issued by the Fund as of March 31, 2005. This positioning constrained Fund performance as utility stocks generated a greater return than high yield bonds. Utility stocks were supported by strong industry fundamentals, which enabled companies to generate free cash flow and increase their dividends. In addition, the continued low interest rate environment and investor appetite for dividend paying stocks also helped support utility performance.

Thank you for your continued participation in Franklin Multi-Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
Senior Portfolio Manager

[PHOTO OMITTED]


/s/ Glenn I. Voyles

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Multi-Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

PERFORMANCE SUMMARY AS OF 3/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: FMI                                       CHANGE    3/31/05    3/31/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$0.70      $9.12      $8.42
--------------------------------------------------------------------------------
 Market Price (NYSE)                               +$1.14      $8.79      $7.65
--------------------------------------------------------------------------------
 DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
 Dividend Income                     $0.4200
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                 1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return(1)
--------------------------------------------------------------------------------
   Based on change in NAV                        +14.32%    +45.22%    +133.91%
--------------------------------------------------------------------------------
   Based on change in market price               +21.29%    +79.38%    +147.38%
--------------------------------------------------------------------------------
 Average Annual Total Return(1)
--------------------------------------------------------------------------------
   Based on change in NAV                        +14.32%     +7.75%      +8.87%
--------------------------------------------------------------------------------
   Based on change in market price               +21.29%    +12.40%      +9.48%
--------------------------------------------------------------------------------
     Distribution Rate(2)               4.78%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT-GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of the Fund's 3.5 cent per share March dividend and the NYSE closing price of $8.79 on 3/31/05.


                                                               Annual Report | 5

ANNUAL SHAREHOLDERS' MEETING

SEPTEMBER 8, 2004

At an annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on September 8, 2004, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

-----------------------------------------------------------------------------------------------------------
                                              % OF                                      % OF
                              SHARES      OUTSTANDING    % OF       WITHHELD OR     OUTSTANDING     % OF
 TRUSTEES                      FOR           SHARES      VOTED        ABSTAIN          SHARES       VOTED
-----------------------------------------------------------------------------------------------------------
 Edward B. Jamieson       4,983,495.006      85.007%    96.473%     182,213.785         3.111%      3.527%
-----------------------------------------------------------------------------------------------------------
 Charles B. Johnson       4,979,498.006      85.009%    96.395%     186,210.785         3.179%      3.605%
-----------------------------------------------------------------------------------------------------------
 Rupert H. Johnson, Jr.   4,980,991.006      85.035%    96.424%     184,717.785         3.153%      3.576%
-----------------------------------------------------------------------------------------------------------


6 | Annual Report

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Multi-Income Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.


                                                               Annual Report | 7

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.


8 | Annual Report

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                                                               Annual Report | 9

FRANKLIN MULTI-INCOME TRUST

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------------
                                                                     YEAR ENDED MARCH 31,
                                                       2005        2004        2003        2002        2001
                                                    --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  8.42     $  6.40     $  8.71     $  9.80     $  8.97
                                                    --------------------------------------------------------
Income from investment operations:

 Net investment income ..........................      0.44        0.44        0.51        0.63        0.66

 Net realized and unrealized gains (losses) .....      0.68        2.00       (2.25)      (1.05)       0.84
                                                    --------------------------------------------------------

Total from investment operations ................      1.12        2.44       (1.74)      (0.42)       1.50

Less distributions from net investment income ...     (0.42)      (0.42)      (0.57)      (0.67)      (0.67)
                                                    --------------------------------------------------------

Net asset value, end of year ....................   $  9.12     $  8.42     $  6.40     $  8.71     $  9.80
                                                    ========================================================

Market value, end of year(a) ....................   $  8.79     $  7.65     $  6.10     $  8.70     $  8.62
                                                    ========================================================

Total return (based on market value per share) ..     21.29%      32.84%     (23.67)%      9.23%      33.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $53,446     $49,322     $37,511     $51,047     $57,412

Ratios to average net assets:

 Expenses .......................................      2.98%       3.49%       4.47%       3.45%       3.23%

 Net investment income ..........................      5.07%       5.71%       7.52%       6.97%       6.88%

Portfolio turnover rate .........................     26.59%      45.82%      48.45%      18.27%      26.72%

Total debt outstanding at end of year (000's) ...   $16,000     $14,000     $14,000     $16,000     $16,000

Asset coverage per $1,000 of debt(b) ............   $ 4,340     $ 4,523     $ 3,679     $ 4,190     $ 4,588

Average amount of notes per share during the year   $  2.57     $  2.39     $  2.54     $  2.73     $  2.73

(a)   Based on the last sale on the New York Stock Exchange.

(b) Asset coverage per $1,000 of debt has been corrected. As of March 31, 2004, 2003, 2002 and 2001 the asset coverage previously presented were $3,523, $2,679, $3,190 and $3,588, respectively.


10 | See notes to financial statements. | Annual Report

FRANKLIN MULTI-INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005

-----------------------------------------------------------------------------------------------------------------
                                                                  COUNTRY          SHARES/WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 56.2%
    COMMUNICATIONS 0.9%
(a) Telewest Global Inc. ................................      United Kingdom            17,056      $   303,426
(a) USA Mobility Inc. ...................................       United States             5,053          163,717
                                                                                                     ------------
                                                                                                         467,143
                                                                                                     ------------
    CONSUMER SERVICES 0.1%
    Marriott International Inc., A ......................       United States             1,052           70,336
                                                                                                     ------------
    ELECTRONIC TECHNOLOGY 0.0%(b)
(a) Loral Space & Communications Ltd., wts., 12/27/06 ...       United States             4,188               63
(a) Loral Space & Communications Ltd., wts., 1/15/07 ....       United States             1,000               --
                                                                                                     ------------
                                                                                                              63
                                                                                                     ------------
    TRANSPORTATION 0.0%(b)
(a) Continental Airlines Inc., B ....................           United States               357            4,298
                                                                                                     ------------
    UTILITIES 55.2%
    Alliant Energy Corp. ................................       United States            15,000          401,700
    Ameren Corp. ........................................       United States            20,000          980,200
    American Electric Power Co. Inc. ....................       United States            33,800        1,151,228
    Atmos Energy Corp. ..................................       United States            35,000          945,000
    Cinergy Corp. .......................................       United States            24,500          992,740
    Dominion Resources Inc. .............................       United States            23,400        1,741,662
    DTE Energy Co. ......................................       United States            20,000          909,600
    Edison International ................................       United States            40,000        1,388,800
    Energy East Corp. ...................................       United States            30,000          786,600
    Entergy Corp. .......................................       United States            24,000        1,695,840
    Exelon Corp. ........................................       United States            49,000        2,248,610
    FirstEnergy Corp. ...................................       United States            27,500        1,153,625
    FPL Group Inc. ......................................       United States            38,000        1,525,700
    Nicor Inc. ..........................................       United States            29,000        1,075,610
    NiSource Inc. .......................................       United States            57,000        1,299,030
    NSTAR ...............................................       United States            15,500          841,650
    ONEOK Inc. ..........................................       United States            40,200        1,238,964
    Pepco Holdings Inc. .................................       United States            20,500          430,295
    Pinnacle West Capital Corp. .........................       United States            24,000        1,020,240
    PPL Corp. ...........................................       United States            11,700          631,683
    Progress Energy Inc. ................................       United States            21,000          880,950
    Public Service Enterprise Group Inc. ................       United States            15,000          815,850
    Puget Energy Inc. ...................................       United States            37,000          815,480
    SCANA Corp. .........................................       United States            12,621          482,375
    Sempra Energy .......................................       United States            26,000        1,035,840
    Southern Co. ........................................       United States            43,000        1,368,690
    TXU Corp. ...........................................       United States            20,400        1,624,452
                                                                                                     ------------
                                                                                                      29,482,414
                                                                                                     ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $19,132,325) .                                             30,024,254
                                                                                                     ------------


                                                              Annual Report | 11

FRANKLIN MULTI-INCOME TRUST

------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY          SHARES/WARRANTS      VALUE
------------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCK (COST $625,000) 1.2%
    UTILITIES
    Heco Capital Trust III, 6.50%, pfd. ..............................       United States            25,000      $   637,750
                                                                                                                  ------------
    CONVERTIBLE PREFERRED STOCKS 2.1%
    CONSUMER DURABLES 1.3%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ................       United States            15,300          693,702
                                                                                                                  ------------
    UTILITIES 0.8%
    CMS Energy Trust I, 7.75%, cvt. pfd. .............................       United States             8,000          408,000
                                                                                                                  ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,023,846) .............                                              1,101,702
                                                                                                                  ------------


                                                                                              -------------------
                                                                                              PRINCIPAL AMOUNT(C)
                                                                                              -------------------
    BONDS 68.5%
    COMMERCIAL SERVICES 1.4%
    Corrections Corp. of America, senior note, 7.50%, 5/01/11 ........       United States       $   500,000          508,750
    JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .......       United States           200,000          216,000
                                                                                                                  ------------
                                                                                                                      724,750
                                                                                                                  ------------
    COMMUNICATIONS 8.1%
    Dobson Cellular Systems Inc., secured note, 144A, 9.875%, 11/01/12       United States           400,000          410,000
    Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 ...............      United Kingdom           600,000          600,000
    Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 .........          Bermuda              600,000          609,000
    Millicom International Cellular SA, senior note, 144A, 10.00%,
     12/01/13 ........................................................        Luxembourg             500,000          512,500
    Nextel Communications Inc., senior note, 7.375%, 8/01/15 .........       United States           600,000          636,750
    Qwest Communications International Inc., senior note, 144A, 7.50%,
     2/15/14 .........................................................       United States           500,000          491,250
    Rogers Wireless Communications Inc., senior secured note, 7.25%,
     12/15/12 ........................................................          Canada               500,000          512,500
    Time Warner Telecom Holdings Inc., senior note, 144A, 9.25%,
     2/15/14 .........................................................       United States           300,000          289,500
    Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ...       United States           300,000          289,500
                                                                                                                  ------------
                                                                                                                    4,351,000
                                                                                                                  ------------
    CONSUMER DURABLES 3.4%
    D.R. Horton Inc., senior note, 8.50%, 4/15/12 ....................       United States           500,000          547,983
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .............       United States           300,000          298,500
    Simmons Co., senior sub. note, 7.875%, 1/15/14 ...................       United States           400,000          410,000
    William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...........       United States           600,000          564,000
                                                                                                                  ------------
                                                                                                                    1,820,483
                                                                                                                  ------------
    CONSUMER NON-DURABLES 3.5%
    Del Monte Corp., senior sub. note, 144A, 6.75%, 2/15/15 ..........       United States           400,000          392,000
    Rayovac Corp., senior sub. note, 144A, 7.375%, 2/01/15 ...........       United States           600,000          577,500
    Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ...............       United States           400,000          411,500
    Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ...............       United States           200,000          213,000
    William Carter, senior sub. note, 10.875%, 8/15/11 ...............       United States           242,000          268,620
                                                                                                                  ------------
                                                                                                                    1,862,620
                                                                                                                  ------------
    CONSUMER SERVICES 11.7%
(d) Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ....       United States           600,000          534,000
    Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 .....       United States           600,000          619,500
    Charter Communications Holdings II, senior note, 10.25%, 9/15/10 .       United States           600,000          615,000


12 | Annual Report

FRANKLIN MULTI-INCOME TRUST

---------------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY       PRINCIPAL AMOUNT(C)    VALUE
---------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
CONSUMER SERVICES (CONT.)
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .............       United States       $   490,000      $   548,800
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ................       United States           500,000          543,750
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ............       United States           600,000          591,000
Marquee Inc., senior note, 144A, 8.625%, 8/15/12 ..................       United States           400,000          428,000
Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10 .       United States           500,000          547,500
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ....       United States           100,000          104,000
Radio One Inc., senior sub. note, 144A, 6.375%, 2/15/13 ...........       United States           200,000          197,500
Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 .........       United States           200,000          220,750
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13 .......       United States           400,000          419,000
Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...........       United States           600,000          603,750
Young Broadcasting Inc., senior sub. note, 8.75%, 1/15/14 .........       United States           300,000          285,750
                                                                                                               ------------
                                                                                                                 6,258,300
                                                                                                               ------------
ELECTRONIC TECHNOLOGY 3.4%
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ..         Singapore             400,000          399,000
Sanmina-SCI Corp., sub. note, 144A, 6.75%, 3/01/13 ................       United States           600,000          565,500
Solectron Corp., senior note, 9.625%, 2/15/09 .....................       United States           300,000          324,750
Xerox Corp., senior note, 7.125%, 6/15/10 .........................       United States           500,000          519,375
                                                                                                               ------------
                                                                                                                 1,808,625
                                                                                                               ------------
ENERGY MINERALS 3.5%
Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 .......       United States           200,000          198,500
Foundation PA Coal Co., senior note, 7.25%, 8/01/14 ...............       United States           300,000          306,000
Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ..       United States           300,000          301,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............       United States           300,000          310,500
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 .       United States           200,000          210,000
Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 ..............       United States           500,000          532,500
                                                                                                               ------------
                                                                                                                 1,859,000
                                                                                                               ------------
GOVERNMENT BONDS 0.7%
Eskom, E168, 11.00%, 6/01/08 ......................................       South Africa          2,175,000 ZAR      374,386
                                                                                                               ------------
HEALTH SERVICES 3.4%
Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15 ...............       United States           600,000          591,000
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ..............       United States           600,000          568,500
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
 10/01/14 .........................................................       United States           600,000          634,500
                                                                                                               ------------
                                                                                                                 1,794,000
                                                                                                               ------------
HEALTH TECHNOLOGY 1.1%
Bio-Rad Laboratories Inc., senior sub. note, 144A, 6.125%, 12/15/14       United States           600,000          591,000
                                                                                                               ------------
INDUSTRIAL SERVICES 2.7%
Allied Waste North America Inc., senior note, 7.875%, 4/15/13 .....       United States           600,000          601,500
Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ................       United States           200,000          217,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11        United States           600,000          636,000
                                                                                                               ------------
                                                                                                                 1,454,500
                                                                                                               -----------
NON-ENERGY MINERALS 1.6%
Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 .............       United States           402,000          470,139
Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ...................          Canada               400,000          394,000
                                                                                                               ------------
                                                                                                                   864,139
                                                                                                               ------------


                                                              Annual Report | 13

FRANKLIN MULTI-INCOME TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT(C)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
            BONDS (CONT.)
            PROCESS INDUSTRIES 8.4%
            Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ............      Canada           $   600,000      $   586,500
            BCP Crystal Holding U.S., senior sub. note, 144A, 9.625%, 6/15/14 ..    Luxembourg             385,000          440,825
            Georgia-Pacific Corp., senior note, 8.00%, 1/15/24 .................   United States           600,000          672,000
            JSG Funding PLC, senior sub. note, 144A, 7.75%, 4/01/15 ............  Irish Republic           250,000          233,750
            MDP Acquisitions PLC, senior note, 9.625%, 10/01/12 ................  Irish Republic           300,000          324,000
            Nalco Co., senior sub. note, 8.875%, 11/15/13 ......................   United States           400,000          430,000
            Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%,
              12/01/14 .........................................................   United States           600,000          591,000
(d),(e),(f) Pindo Deli Finance Mauritius Ltd., senior note, 10.25%,
              10/01/04 .........................................................     Indonesia           1,000,000          235,520
            PQ Corp., senior sub. note, 144A, 7.50%, 2/15/13 ...................   United States           300,000          297,000
            Rhodia SA, senior note, 10.25%, 6/01/10 ............................      France               600,000          657,000
                                                                                                                        ------------
                                                                                                                          4,467,595
                                                                                                                        ------------
            PRODUCER MANUFACTURING 5.5%
            Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ...........   United States           600,000          642,000
            Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ...................  United Kingdom           400,000          409,000
            Fimep SA, senior note, 10.50%, 2/15/13 .............................      France               500,000          567,500
            Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ........   United States           600,000          657,000
            Nortek Inc., senior sub. note, 8.50%, 9/01/14 ......................   United States           200,000          194,000
            TRW Automotive Inc., senior note, 9.375%, 2/15/13 ..................   United States           272,000          293,760
            Westinghouse Air Brake Technologies Corp., senior note, 6.875%,
              7/31/13 ..........................................................   United States           200,000          200,000
                                                                                                                        ------------
                                                                                                                          2,963,260
                                                                                                                        ------------
            REAL ESTATE INVESTMENT TRUSTS 1.2%
            Host Marriott LP, senior note, 9.25%, 10/01/07 .....................   United States           500,000          537,500
            Host Marriott LP, senior note, 144A, 6.375%, 3/15/15 ...............   United States           100,000           96,000
                                                                                                                        ------------
                                                                                                                            633,500
                                                                                                                        ------------
            RETAIL TRADE 1.4%
            Leslie's Poolmart, senior note, 144A, 7.75%, 2/01/13 ...............   United States           300,000          304,500
            Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 ................   United States           500,000          467,500
                                                                                                                        ------------
                                                                                                                            772,000
                                                                                                                        ------------
            TECHNOLOGY SERVICES 1.2%
            UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 .................   United States           600,000          666,000
                                                                                                                        ------------
            TRANSPORTATION 1.9%
            Great Lakes Dredge & Dock Corp., senior sub. note, 7.75%, 12/15/13 .   United States           400,000          334,000
            Laidlaw International Inc., senior note, 10.75%, 6/15/11 ...........   United States           600,000          682,500
                                                                                                                        ------------
                                                                                                                          1,016,500
                                                                                                                        ------------



14 | Annual Report

FRANKLIN MULTI-INCOME TRUST

-----------------------------------------------------------------------------------------------------------------------------
                                                                             COUNTRY       PRINCIPAL AMOUNT(C)     VALUE
-----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    UTILITIES 4.4%
    Aquila Inc., senior note, 14.875%, 7/01/12 ......................       United States       $   400,000      $   550,000
    Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ........       United States           600,000          456,000
    Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...............       United States           500,000          481,250
    Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .....       United States           600,000          672,000
    Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ............       United States           200,000          201,500
                                                                                                                 ------------
                                                                                                                   2,360,750
                                                                                                                 ------------
    TOTAL BONDS (COST $36,195,888) ..................................                                             36,642,408
                                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS (COST $56,977,059) ..................                                             68,406,114
                                                                                                                 ------------

                                                                                                  ---------
                                                                                                   SHARES
                                                                                                  ---------
    SHORT TERM INVESTMENT (COST $528,805) 1.0%
    MONEY FUND
(g) Franklin Institutional Fiduciary Trust Money Market Portfolio ...      United States           528,805          528,805
                                                                                                                 ------------
    TOTAL INVESTMENTS (COST $57,505,864) 129.0% .....................                                             68,934,919
    OTHER ASSETS, LESS LIABILITIES (29.0)% ..........................                                            (15,488,796)
                                                                                                                 ------------
    NET ASSETS 100.0% ...............................................                                            $53,446,123
                                                                                                                 ============

CURRENCY ABBREVIATION | ZAR - South African Rand

(a)   Non-income producing.

(b)   Rounds to less than 0.05% of net assets.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)   Defaulted securities. See Note 9.

(e)   See Note 10 regarding restricted securities.

(f)   See Note 11 regarding other considerations.

(g) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 15

FRANKLIN MULTI-INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................    $ 56,977,059
  Cost - Sweep Money Fund (Note 8) ...................................         528,805
                                                                          -------------
        Total cost of investments ....................................      57,505,864
                                                                          =============
  Value - Unaffiliated issuers .......................................      68,406,114
  Value - Sweep Money Fund (Note 8) ..................................         528,805
                                                                          -------------
  Total value of investments .........................................      68,934,919
 Receivables:
  Dividends and interest .............................................         802,375
  Note issuance costs (Note 3) .......................................         118,009
                                                                          -------------
        Total assets .................................................      69,855,303
                                                                          -------------
Liabilities:
 Payables:
  Affiliates .........................................................          49,425
  Note (Note 3) ......................................................      16,000,000
  Accrued interest (Note 3) ..........................................          29,370
  Distributions to shareholders ......................................         205,016
  Deferred sale proceeds (Note 11) ...................................          78,171
  Other liabilities ..................................................          47,198
                                                                          -------------
        Total liabilities ............................................      16,409,180
                                                                          -------------
          Net assets, at value .......................................    $ 53,446,123
                                                                          =============
Net assets consist of:
 Distributions in excess of net investment income ....................    $   (399,477)
 Net unrealized appreciation (depreciation) ..........................      11,428,114
 Accumulated net realized gain (loss) ................................     (11,366,136)
 Paid-in capital .....................................................      53,783,622
                                                                          -------------
          Net assets, at value .......................................    $ 53,446,123
                                                                          =============
Net asset value per share ($53,446,123 / 5,857,600 shares outstanding)    $       9.12
                                                                          =============


16 | See notes to financial statements. | Annual Report

FRANKLIN MULTI-INCOME TRUST

STATEMENT OF OPERATIONS
for the year ended March 31, 2005

Investment income:
 Dividends:
  Unaffiliated issuers ..................................................      $ 1,227,590
  Sweep Money Fund (Note 8) .............................................           15,308
 Other income (Note 12) .................................................            1,750
 Interest ...............................................................        2,844,221
                                                                               ------------
        Total investment income .........................................        4,088,869
                                                                               ------------
Expenses:
 Management fees (Note 4) ...............................................          557,240
 Interest expense (Note 3) ..............................................          792,895
 Transfer agent fees ....................................................           27,510
 Custodian fees (Note 5) ................................................            1,354
 Reports to shareholders ................................................           30,093
 Registration and filing fees ...........................................               75
 Professional fees ......................................................           43,200
 Trustees' fees and expenses ............................................            5,707
 Amortization of note issuance costs (Note 3) ...........................           23,063
 Other ..................................................................           32,092
                                                                               ------------
          Total expenses ................................................        1,513,229
          Expense reductions (Note 5) ...................................              (81)
                                                                               ------------
           Net expenses .................................................        1,513,148
                                                                               ------------
           Net investment income ........................................        2,575,721
                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................       (1,269,160)
  Foreign currency transactions .........................................            1,862
                                                                               ------------
           Net realized gain (loss) .....................................       (1,267,298)
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................        5,277,256
  Translation of assets and liabilities denominated in foreign currencies           (1,545)
                                                                               ------------
Net change in unrealized appreciation (depreciation) ....................        5,275,711
                                                                               ------------
Net realized and unrealized gain (loss) .................................        4,008,413
                                                                               ------------
Net increase (decrease) in net assets resulting from operations .........      $ 6,584,134
                                                                               ============


                         Annual Report | See notes to financial statements. | 17

FRANKLIN MULTI-INCOME TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2005 and 2004

                                                                                                      ----------------------------
                                                                                                          2005            2004
                                                                                                      ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................................   $ 2,575,721     $ 2,574,538
  Net realized gain (loss) from investments .......................................................    (1,267,298)     (1,276,521)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies .................................................     5,275,711      12,973,693
                                                                                                      ----------------------------
        Net increase (decrease) in net assets resulting from operations ...........................     6,584,134      14,271,710
 Distribution to shareholders from net investment income ..........................................    (2,460,192)     (2,460,192)
                                                                                                      ----------------------------
        Net increase (decrease) in net assets .....................................................     4,123,942      11,811,518
Net assets:
 Beginning of year ................................................................................    49,322,181      37,510,663
                                                                                                      ----------------------------
 End of year ......................................................................................   $53,446,123     $49,322,181
                                                                                                      ============================
Distributions in excess of net investment income included in net assets:
 End of year ......................................................................................   $  (399,477)    $  (523,205)
                                                                                                      ============================


18 | See notes to financial statements. | Annual Report

FRANKLIN MULTI-INCOME TRUST

STATEMENT OF CASH FLOWS
for the year ended March 31, 2005

Cash flow from operating activities:
 Dividends and interest received ............................................................      $  3,866,925
 Operating expenses paid ....................................................................          (602,894)
 Interest expense paid ......................................................................          (802,900)
                                                                                                   -------------
  Cash provided - operating activities ......................................................         2,461,131
                                                                                                   =============
Cash flow from investing activities:
 Investment purchases .......................................................................       (20,782,427)
 Investment sales and maturities ............................................................        18,581,052
 Short term investment securities, net ......................................................           331,399
                                                                                                   -------------
  Cash used - investing activities ..........................................................        (1,869,976)
                                                                                                   =============
Cash flow from financing activities:
 Proceeds from note maturity ................................................................       (14,000,000)
 Note issuance ..............................................................................        16,000,000
 Payment of Note Issuance costs .............................................................          (130,963)
 Distributions to shareholders ..............................................................        (2,460,192)
                                                                                                   -------------
  Cash used - financing activities ..........................................................          (591,155)
                                                                                                   =============
Net increase (decrease) in cash .............................................................                --
Cash at beginning of year ...................................................................                --
                                                                                                   -------------
Cash at end of year .........................................................................      $         --
                                                                                                   =============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
FOR THE YEAR ENDED MARCH 31, 2005

Net investment income .......................................................................      $  2,575,721
 Adjustments to reconcile net investment income to net cash provided by operating activities:
 Amortization income ........................................................................          (113,432)
 Amortization of note issuance costs ........................................................            23,063
 Increase in dividends and interest receivable ..............................................          (108,512)
 Increase in liabilities ....................................................................            84,291
                                                                                                   -------------
Net cash provided by operating activities ...................................................      $  2,461,131
                                                                                                   =============


                         Annual Report | See notes to financial statements. | 19

FRANKLIN MULTI-INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate note (the Note) and shares of beneficial interest (the Shares).

On February 28, 2005, the Board of Trustees for the Fund approved a proposal to merge into the Franklin Income Fund, subject to approval by the shareholders of the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security


20 | Annual Report

FRANKLIN MULTI-INCOME TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


                                                              Annual Report | 21

FRANKLIN MULTI-INCOME TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2005 there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED RATE NOTES

On September 15, 2004, the Fund's $14 million, 6.75% senior note matured and was replaced with a new note described below.


22 | Annual Report

FRANKLIN MULTI-INCOME TRUST

3. SENIOR FIXED RATE NOTES (CONTINUED)

On September 15, 2004, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Note). The Note is a general unsecured obligation of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 4.13% per year, to maturity on September 15, 2009. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended March 31, 2005.

The issuance costs of $130,963 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Note.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                         Investment manager
Franklin Templeton Services LLC (FT Services)             Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.85% per year of the average weekly net assets plus the principal amount of the Note.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 23

FRANKLIN MULTI-INCOME TRUST

6. INCOME TAXES

At March 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2008 .............................      $    24,985
 2010 .............................          150,106
 2011 .............................        5,087,216
 2012 .............................        4,348,077
 2013 .............................          496,170
                                         -----------
                                         $10,106,554
                                         ===========

At March 31, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $890,804. For tax purposes, such losses will be reflected in the year ending March 31, 2006.

The tax character of distributions paid during the years ended March 31, 2005 and 2004, was as follows:

                                                      -------------------------
                                                         2005           2004
                                                      -------------------------
Distributions paid from - ordinary income .........   $2,460,192     $2,460,192

At March 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................................   $ 58,091,729
                                                         =============
Unrealized appreciation ..............................   $ 12,746,607
Unrealized depreciation ..............................     (1,903,417)
                                                         -------------
Net unrealized appreciation (depreciation) ...........   $ 10,843,190
                                                         =============
Distributable earnings - undistributed ordinary income   $    190,925
                                                         =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, amortization of note issuance costs and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2005 aggregated $20,182,427 and $17,225,629, respectively.


24 | Annual Report

FRANKLIN MULTI-INCOME TRUST

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 53.53% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2005, the value of these securities was $769,520, representing 1.12% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At March 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2005, the Fund held investments in restricted and illiquid securities, as follows:

                                                                         ACQUISITION
  PRINCIPAL AMOUNT   ISSUER                                                 DATE          COST      VALUE
-------------------------------------------------------------------------------------------------------------
   $1,000,000        Pindo Deli Finance Mauritius Ltd., senior note,
                        10.25%, 10/01/04 (Indonesia)
                        (0.44% OF NET ASSETS)                              10/28/98     $699,704   $235,520

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Pindo Deli Finance Mauritius Ltd. in November 2006. Until the completion of the sale, the transaction will be accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds received are deferred until the completion of the transaction.


                                                              Annual Report | 25

FRANKLIN MULTI-INCOME TRUST

12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.


26 | Annual Report

FRANKLIN MULTI-INCOME TRUST

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Fund and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 27

FRANKLIN MULTI-INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
May 10, 2005


28 | Annual Report

FRANKLIN MULTI-INCOME TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $1,099,867 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 32.90% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2005.


                                                              Annual Report | 29

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF PORTFOLIOS IN
                                        LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION  TIME SERVED   BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)         Trustee   Since 1989    143                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                               company).
San Mateo, CA 94403-1906

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (77)        Trustee   Since 2000    51                           None
One Franklin Parkway
San Mateo, CA 94403-1906
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)      Trustee   Since 1989    144                          None
One Franklin Parkway
San Mateo, CA 94403-1906
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)         Trustee   Since 2004    97                           Director, Amerada Hess Corporation
One Franklin Parkway                                                               (exploration and refining of oil and
San Mateo, CA 94403-1906                                                           gas), H.J. Heinz Company (processed
                                                                                   foods and allied products), RTI
                                                                                   International Metals, Inc.
                                                                                   (manufacture and distribution of
                                                                                   titanium), Canadian National Railway
                                                                                   (railroad), and White Mountains
                                                                                   Insurance Group, Ltd. (holding
                                                                                   company).
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
-------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)        Trustee   Since 1989    117                          Director, The California Center for
One Franklin Parkway                                                               Land Recycling (redevelopment).
San Mateo, CA 94403-1906
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).
-------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

-------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF PORTFOLIOS IN
                                        LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION  TIME SERVED   BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)        Trustee   Since 1992    143                          Director, Martek Biosciences
One Franklin Parkway                                                               Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                           (biotechnology), and Overstock.com
                                                                                   (Internet services); and FORMERLY,
                                                                                   Director, MCI Communication
                                                                                   Corporation (subsequently known as
                                                                                   MCI WorldCom, Inc. and WorldCom,
                                                                                   Inc.) (communications services)
                                                                                   (1988-2002), White Mountains
                                                                                   Insurance Group, Ltd. (holding
                                                                                   company) (1987-2004) and Spacehab,
                                                                                   Inc. (aerospace services)
                                                                                   (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                              LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION        TIME SERVED         BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (56)     Trustee,        Trustee and         10                             None
One Franklin Parkway          President and   President since
San Mateo, CA 94403-1906      Chief           1993 and Chief
                              Executive       Executive Officer
                              Officer -       - Investment
                              Investment      Management
                              Management      since 2002
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)     Trustee and      Trustee since      143                            None
One Franklin Parkway          Chairman of      1989 and
San Mateo, CA 94403-1906      the Board        Chairman of the
                                               Board since 1993
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

---------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION        TIME SERVED         BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)  Trustee and     Trustee since       127                            None
One Franklin Parkway           Senior Vice     1989 and Senior
San Mateo, CA 94403-1906       President       Vice President
                                               since 1992
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory
Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (60)           Vice President   Since 1989         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)            Chief            Since July 2004    Not Applicable                 None
One Franklin Parkway           Compliance
San Mateo, CA 94403-1906       Officer
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)           Treasurer        Since July 2004    Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)        Vice President   Since 1995         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

----------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF         FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice     Since 2002        Not Applicable                 Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)               Vice President  Since 2000        Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President  Since 2000        Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
-----------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (43)          Vice President  Since 1989        Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin
Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.;
Director, Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

----------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF         FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President    Since 2000        Not Applicable                 Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial   Since 2004        Not Applicable                 Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


34 | Annual Report

FRANKLIN MULTI-INCOME TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2004. Additionally, the Fund expects to file, on or about May 31, 2005, such certifications with its Form N-CSR for the year ended March 31, 2005.


                                                              Annual Report | 35

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets
Trust Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05
                                                   Not part of the annual report

       [LOGO](R)
FRANKLIN TEMPLETON                                  One Franklin Parkway
    INVESTMENTS                                     San Mateo, CA 94403-1906

ANNUAL REPORT
FRANKLIN MULTI-INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MIT A2005 05/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,578 for the fiscal year ended March 31, 2005 and $31,069 for the fiscal year ended March 31, 2004.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,000 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended March 31, 2005 and $51,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,253 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $29 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $99,971 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $13,253 for the fiscal year ended March 31, 2005 and $151,489 for the fiscal year ended March 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, S. Joseph Fortunato and Frank W. T. LaHaye.

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MULTI-INCOME TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 20, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date  May 20, 2005